UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2023

TEL-INSTRUMENT ELECTRONICS CORP.

(Exact name of Registrant as specified in its charter)

New Jersey	001-31990	22-1441806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Branca Road

East Rutherford, New Jersey 07073

(Address of principal executive offices, including zip code)

(201) 933-1600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Subscription Agreement

On September 15, 2023, Tel-Instrument Electronics Corp. (the “Company”) entered into (i) a definitive subscription agreement with one (1) accredited investor (the “Series B Investor”), pursuant to which the Series B Investor purchased an aggregate of 66,666.67 shares of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred”) for an aggregate of $400,000 (the “Series B Subscription Agreement”); and (ii) definitive subscription agreements with two (2) accredited investors (the “Series C Investors” and, together with the Series B Investors, the ”Investors”), pursuant to which the Series C Investors purchased an aggregate of 53,500 shares of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred”) for an aggregate of $321,000 (the “Series C Subscription Agreements” and, together with the Series B Subscription Agreement, the “Subscription Agreements”).

The Company intends to use such proceeds for payment of a judgment, working capital purposes and for payment of fees and expenses associated with this transaction. The closing will occur following the satisfaction of customary closing conditions.

The above description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the full text of the Series B Subscription Agreement and the Series C Subscription Agreement, the forms of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities issued pursuant to the Subscription Agreement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 and Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

On September 13, 2023, the Company submitted to the Secretary of State of the State of New Jersey the Company’s Certificate of Amendment to its Certificate of Incorporation (the “Series B Amendment to Certificate”), which increased the number of shares of the Company’s Series B Convertible Preferred that the Company is authorized to issue to 320,000,

On September 11, 2023, the Secretary of State of the State of New Jersey delivered confirmation of the effective filing of the Company’s Certificate of Amendment to its Certificate of Incorporation (the “Series C Amendment to Certificate”), which established 166,667 shares of the Company’s the Series C Preferred, having such designations, rights and preferences as set forth therein, as determined by the Company’s Board of Directors in its sole discretion, in accordance with the Company’s Certificate of Incorporation and bylaws. On September 14, 2023, the Company submitted for filing a Certificate of Correction to correct certain errors in the Series C Amendment to Certificate, restating the designations, rights and preferences for the Series C Preferred Stock (the “Series C Designations”).

The Series C Designations provide that the shares of Series C Preferred have a stated value of $6.00 per share (the “Series C Stated Value”) and are convertible into Common Stock at a value of $2.00 per share (the “Conversion Price”), subject to adjustments in case of certain specific instances. The holders of shares of the Series C Preferred shall be entitled to receive dividends out of any assets legally available, to the extent permitted by New Jersey law, at an annual rate equal to 8% of the Series C Stated Value of such shares of Series C Preferred, calculated on the basis of a 360 day year, consisting of twelve 30-day months, and shall accrue from the date of issuance of such shares of Series C Preferred, payable quarterly in cash.

The holders of Series C Preferred rank senior to the Company’s Common Stock and pari passu with the Company’s Series A Preferred Stock and Series B Preferred Stock.

The Holders will vote together with the holders of the Company’s Common Stock on an as-converted basis on each matter submitted to a vote of holders of Common Stock (whether at a meeting of shareholders or by written consent). In any such vote, the number of votes that may be cast by a holder shall be equal to one (1) vote for each share of Common Stock into which such holder’s outstanding shares of Series C Preferred may be converted, as of the record date for such vote. Each holder shall be entitled to notice of all shareholder meetings (or requests for written consent) in accordance with the Company’s bylaws.

The foregoing descriptions of the Series B Amendment to Certificate, the Series C Amendment to Certificate and the Certificate of Correction (and the Series C Designations Set forth therein) do not purport to be complete and are subject to, and qualified in their entirety by, the Series B Amendment to Certificate, the Series C Amendment to Certificate and the Certificate of Correction, copies of which are attached as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01, item 3.02 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Series B Amendment to Certificate
3.2	Series C Amendment to Certificate
3.3	Certificate of Correction
10.1	Form of Series B Preferred Subscription Agreement
10.2	Form of Series C Preferred Subscription Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP.

Date: September 18, 2023	By:	/s/ Pauline Romeo
Name: Pauline Romeo
Title: Principal Financial Officer